UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2006

                              AEROFLEX INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    000-02324                 11-1974412
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)              File Number)          Identification Number)


         35 South Service Road
         Plainview, New York                                      11803
(Address of Principal Executive Offices)                        (Zip Code)

                                 (516) 694-6700
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.


Second Amendment to Supplemental Executive Retirement Plan

     On August 16, 2006, the Compensation Committee of the Board of Directors of Aeroflex Incorporated (the "Registrant") approved a second amendment (the "Second Amendment") to the Aeroflex Incorporated Supplemental Executive Retirement Plan of the Registrant (the "SERP"). In part, the amendment to the SERP serves to bring the provisions of the SERP into compliance with Section 409A of the Internal Revenue Code of 1986, as amended ("Section 409A"). The
Second Amendment became effective as of August 16, 2006 and includes the following material terms:
          o The compensation used to determine the benefits payable under the SERP will include actual compensation paid in partial calendar years. Previously, under the terms of the SERP, the compensation used to determine the benefits payable under the SERP included only compensation paid in completed calendar years.
          o Payments that are to be made due to a separation from service, including due to a change in control, (other than due to death) must be delayed at least six months if such payments would otherwise result in additional taxation under Section 409A.
          o The payments due under the SERP will be paid in a lump sum to a participant who incurs a termination of service within twelve months after a change in control. The SERP originally provided for monthly payment of benefits under these circumstances.

The above is a brief summary of the Second Amendment and does not purport to be complete. Reference is made to the Second Amendment for a full description of its terms, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.


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Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

10.1 Second Amendment to the Aeroflex Incorporated Supplemental Executive Retirement Plan


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AEROXFLEX INCORPORATED


                                             By: /s/ John Adamovich, Jr.
                                                 ----------------------
                                                  Name:John Adamovich, Jr.
                                                  Title:Senior Vice President
                                                        and Chief Financial
                                                        Officer

Date:   August 22, 2006


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                                  Exhibit Index

10.1 Second Amendment to the Aeroflex Incorporated Supplemental Executive Retirement Plan